                          FIRST MONTAUK FINANCIAL CORP.
                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   /X/
Filed by a party other than the registrant   / /

Check the appropriate box:

      / /    Preliminary Proxy Statement
      /X/    Definitive Proxy Statement
      / /    Definitive Additional Materials
      / /    Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                          First Montauk Financial Corp.
                (Name of the Corporation as Specified in Charter)

                        William J. Kurinsky, Secretary
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)

      /X/    $125 per Exchange Act Rule 0-11(c)(1)(ii), or 14c-5(g)
      / /    $500 per each party to the controversy pursuant to Exchange Act
             Rule 141-6(i)(3)
      / /    Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1)      Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1)      Amount previously paid:

- --------------------------------------------------------------------------------
(2)      Form schedule or registration number:

- --------------------------------------------------------------------------------
(3)      Filing party:

- --------------------------------------------------------------------------------
(4)      Dated filed:

- --------------------------------------------------------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 28, 1996

To the Shareholders of
   FIRST MONTAUK FINANCIAL CORP.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. (the "Corporation" or "Company") will be held at the Molly Pitcher Inn, 88 Riverside Avenue, Red Bank, New Jersey 07701 on June 28, 1996 at 10:30 a.m., New Jersey time, for the following purposes:

        1. To elect two Directors to the Corporation's Board of Directors to hold office for a period of three years or until their successors are duly elected and qualified.

        2. To consider and act upon a proposal to amend the 1992 Incentive Stock Option Plan (the "1992 Plan") to increase the number of shares of Common Stock reserved for issuance under the 1992 Plan from 2,000,000 to 3,500,000, in the form of Appendix A annexed hereto.

        3. To consider and act upon a proposal to amend the Non-Executive Director Stock Option Plan to eliminate non-discretionary grants to members of advisory boards established by the Board of Directors, in the form of Appendix B annexed hereto.

        4. To consider and act upon the adoption of a 1996 Senior Management Incentive Plan in the form of Appendix C annexed hereto.

        5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

        The close of business on May 24, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

        You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                           By Order of the Board of Directors

                                           WILLIAM J. KURINSKY, Secretary

Dated: May 30, 1996

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          FIRST MONTAUK FINANCIAL CORP.
                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 1996

        This proxy statement and the accompanying form of proxy have been mailed on May 30, 1996 to the holders of the Corporation's Common Stock of record ("Record Date") on May 24, 1996 of FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Corporation" or "Company") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on June 28, 1996 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

        Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows: FOR the election of the two persons nominated by the Board of Directors as Directors; FOR the proposal to amend the 1992 Incentive Stock Option Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance under the 1992 Plan from 2,000,000 to 3,500,000, in the form of Appendix A annexed hereto; FOR the proposal to amend the Non-Executive Director Stock Option Plan to eliminate non-discretionary grants to members of advisory boards established by the Board of Directors, in the form of Appendix B annexed hereto; and FOR the adoption of a 1996 Senior Management Incentive Plan in the form of Appendix C annexed hereto.

        Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting, in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by an affirmative vote of a plurality of the votes cast at the meeting. A majority of the shares present and voting at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. A shareholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A shareholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

        The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors as well as independent solicitation firms to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

        THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT.

        The principal executive offices of the Corporation are located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701; the Corporation's telephone number is (908) 842-4700.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors of the Corporation has selected Schneider Ehrlich Sosinsky Rodis & Wengrover LLP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending December 31, 1996. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Schneider Ehrlich Sosinsky Rodis & Wengrover, LLP, consists of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Schneider, Ehrlich, Wengrover, LLP, are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The securities entitled to vote at the meeting are the Corporation's common stock, no par value per share (the "Common Stock"). The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on May 24, 1996 has been fixed as the Record Date for the determination of the Common Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, there were 7,876,404 shares of Common Stock issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

        The following table sets forth certain information as of March 15, 1996, with respect to each Director, each nominee for Director, all Directors and Officers as a group and the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation's voting securities.

     DIRECTORS, OFFICERS AND 5%                 AMOUNT AND PERCENTAGE OF BENEFICIAL OWNERSHIP
           SHAREHOLDERS(1)

                Name                          Number of Shares         Percent
                ----                          ----------------         -------

Herbert Kurinsky                             461,518(2)                  5.5%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

William J. Kurinsky                        1,491,171(2)                 17.8%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Brian M. Cohen                               101,000(3)                  1.3%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Ward R. Jones                                 80,000(4)                    *
7 Leda Lane
Guilderland, NY 12084

Norma L. Doxey                                35,000(5)                    *
Parkway 109 Office Center
328 Newman springs Road
Red Bank, NJ 07701

David I. Portman                             100,000(6)                    *
19 Pal Drive
Wayside, NJ 07712

All Directors and Officers as a            2,268,689                    20.7%
group                                        (2)-(6)
(6 persons in number)


- ---------------------

* Less than 1%.

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he or she beneficially owns.

(2) Includes vested and presently exercisable options of Messrs. William and Herbert Kurinsky, each having options to purchase 440,000 shares of Common Stock.

(3) Includes 100,000 shares of Common Stock reserved for issuance upon the exercise of vested and presently exercisable stock options.

(4) Includes 80,000 shares of Common Stock reserved for issuance upon the exercise of vested and presently exercisable stock options.

(5) Includes 35,000 shares of Common Stock reserved for issuance upon the exercise of vested and presently exercisable stock options.

(6) Includes 60,000 shares of Common Stock reserved for issuance upon the exercise of vested and presently exercisable stock options.

CERTAIN REPORTS

        No person who, during the fiscal year ended December 31, 1995, was a Director, officer of beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by the Corporation of Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and any representation received by the Corporation from any Reporting Person that no Form 5 is required.

        It is expected that the following will be considered at the meeting and action taken thereon.

                            I. ELECTION OF DIRECTORS

        Pursuant to a shareholders meeting on July 21, 1993, the Corporation's Certificate of Incorporation was amended and restated to provide for the classification of the Board of Directors into three classes of Directors, each class as nearly equal in number as possible but not less than one Director, each to serve for a three-year term, staggered by class. The amended and restated Certificate of Incorporation further provides that a Director or the entire Board of Directors may be removed only for cause and only by the affirmative vote of the holders of at least 70% of the combined voting power of the Corporation's voting stock, with vacancies on the Board being filled only by a majority vote of the remaining Directors then in office.

        The Board of Directors (sometimes referred to as the "Board") currently consists of five Directors divided into three classes of two members each. There is currently a vacancy in Class II resulting from the resignation of Dr. Ross E. McRonald in November 1994. This vacancy will not be filled at this shareholders meeting.

        The affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of shareholders is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any executive officer or director except for Herbert Kurinsky who is the uncle of William J. Kurinsky.

        The present Directors of the Corporation nominated for election to the Corporation's Board of Directors at the Annual Meeting are Herbert Kurinsky and William J. Kurinsky.

        The following table sets forth certain information as of the date hereof with respect to the Directors of the Corporation, including the nominees for election to the Corporation's Board of Directors at the 1996 Annual Meeting. The information provided below indicates those Directors whose term of office expires in 1997 and 1998. The Director whose office expires in 1996 are those Directors nominated for election at the 1996 Annual Meeting.

                             POSITION WITH                      DIRECTOR
                         CORPORATION; PRINCIPAL               CONTINUALLY
     NAME                  OCCUPATION AND AGE                    SINCE          TERM EXPIRES

                               CLASS I - NOMINEES

Herbert Kurinsky         Director, President and Chief              1987           1996
                         Executive Officer of FMSC
                         and of FMSC and Registered
                         Options Principal of FMSC, 65

William J. Kurinsky      Director, Vice President, Chief            1987           1996
                         Operating and Chief Financial
                         Officer and Secretary of FMFC
                         and of FMSC and Financial and
                         Operations Principal of FMSC, 35

                                    CLASS II

Norma L.  Doxey          Director, Vice-President of
                         Operations of FMSC, 56                     1988           1998


                                    CLASS III

Ward R. Jones, Jr.       Director, Registered Representative
                         with FMSC, 65                              1991           1997

David I. Portman         Director, President of Triad Property
                         Management, Inc., 66                       1993           1997




        Herbert Kurinsky became a Director and President of the Corporation on November 16, 1987. Mr. Kurinsky is a co-founder of the Corporation's wholly owned subsidiary, First Montauk Securities Corp. ("FMSC") and has been its President, one of its Directors and its Registered Options Principal since September, 1986. From March 1984 to August 1986, Mr. Kurinsky was the President of Homestead Securities, Inc., a New Jersey broker-dealer. From April 1983 to March, 1984, Mr. Kurinsky was a branch office manager for Phillips, Appel & Waldon, a securities broker-dealer. From February 1982 to March 1983, Mr. Kurinsky was a branch office manager for Fittin, Cunningham and Lauzon, a securities broker-dealer. From November 1977 to February 1982, he was a branch office manager for Advest Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. degree in economics from the University of Miami, Florida in 1954. He is the uncle of William J. Kurinsky.

        William J. Kurinsky became Vice President, a Director and Financial and Operations Principal of the Corporation on November 16, 1987. He is a co-founder of FMSC and has been one of its Vice Presidents, a Director and its Financial/Operations Principal since September, 1986. Prior to that date, Mr. Kurinsky was Treasurer, Chief Financial Officer and Vice President of Operations of Homestead Securities, Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. from Rutgers University in 1984. He is the nephew of Herbert Kurinsky.

        Norma L. Doxey has been a Director of the Corporation since December 6, 1988. Ms. Doxey is the Vice President for Operations and has been a registered representative with FMSC since September, 1986. From August through September, 1986, she was operation's manager and a Registered Representative with Homestead Securities, Inc. From July 1984 through August 1985 she held the same position with Marvest Securities.

        Ward R. Jones, Jr. has been a director of the Corporation since June, 1991. From 1955 through 1990, Mr. Jones was employed by Shearson Lehman Brothers as a registered representative, eventually achieving the position of Vice President. Mr. Jones is currently a registered representative of FMSC on a part-time basis.

        David I. Portman has been a director of the Corporation since June 15, 1993. From 1978 to the present Mr. Portman served as the President of Triad Property Management, Inc., a private corporation, which builds, invests and manages real estate properties in the State of New Jersey. Mr. Portman was a Director of Ultra Med, Inc. from 1986 to 1991, a high tech medical equipment manufacturer.

BOARD MEETINGS, COMMITTEES AND COMPENSATION

        The Corporation has established an Audit Committee consisting of three members, which does not include the Chief Financial or Chief Accounting Officer of FMSC, but includes a "public director" as that term is defined in Schedule E of the NASD By-Laws. At present, the committee is composed of Herbert Kurinsky, Ward R. Jones, Jr., and David I. Portman. This committee was formed to acquire a complete understanding of the Corporation's entire audit functions, both internal and external; review the effectiveness and efficacy of the accounting and internal control system and review the annual audited financial and all financial statements of the Corporation. This Committee did not meet during fiscal 1995. In fiscal 1995, the Corporation established a compensation committee, composed of two non-executive directors, for the purpose of negotiating and reviewing all employment agreements for executive officers of the Corporation and for administering the 1992 Plan. At present, Ward R. Jones, Jr. and David I. Portman are the members of the Compensation Committee. This Committee met one time during fiscal 1995. The Corporation does not have a standing nominating committee of the Board of Directors.

        The Corporation pays Directors who are not employees of the Corporation a retainer of $250 per meeting of the Board of Directors attended and for each meeting of a committee of the Board of Directors not held in conjunction with a Board of Directors meeting. Directors employed by the Corporation are not entitled to any additional compensation as such. It is anticipated that the Board of Directors will meet on a quarterly basis in addition to such other occasions as the business of the Corporation may from time to time require.

        During fiscal 1995, three meetings of the Board of Directors were held and on two occasions the directors took action by unanimous written consent in lieu of a meeting. Each Director of the Corporation attended all meetings of the Board of Directors held during the period in which he or she served.

VOTE REQUIRED

        The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Directors.

        THE BOARD OF DIRECTORS DEEMS THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded, earned, paid or accrued by the Corporation during the years ended December 31, 1995, 1994 and 1993 to each of the named executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation                             Long Term
                                                                                                     Compensation
                                                                                                     Securities
                                                                                                     Underlying
                                                                                 Other Annual        Options/SARs
                                Year            Salary         Bonus             Compensation        Granted (1)

Herbert Kurinsky                1995        $131,000         $90,000.00          $ 8,594.28(2)       200,000
Chairman, Chief                 1994        $110,000              -              $19,683.80(2)        40,000
Executive Officer(3)            1993        $110,000              -              $34,270.75(2)          -

William J. Kurinsky             1995        $121,000         $90,000.00          $39,409.36(4)       200,000
Vice President, Chief           1994        $110,000              -              $16,771.87(4)        40,000
Operating and                   1993        $100,000              -              $28,670.93(4)
Financial Officer and
Secretary (5)

Brian M. Cohen                  1995        $87,115.44       $15,000.00          $ 6,365.00(6)         5,000
Vice President and              1994        $75,000.02       $    721.16         $23,824.36(6)       200,000
General Securities
Principal, FMSC




(1) In 1994 the Board of Directors authorized a grant to purchase 40,000 shares of the Corporation's Common Stock to each of Messrs. Herbert and William J. Kurinsky, at exercise prices of $.75 and $.82 per share, respectively. These options have vested and are exercisable until December 19, 1999. In 1995, the Board of Directors authorized an additional grant to purchase 200,000 shares of the Corporation's Common Stock each to Herbert Kurinsky and William J. Kurinsky at an exercise price of $.75 and $.8372, respectively. Mr. Cohen was granted an option to purchase 5,000 shares at $.75. These options have vested and are exercisable until November 5, 2000 for the Kurinskys, and until December 14, 2000 for Mr. Cohen. See "Aggregated Options/Sar Exercises in Last Fiscal Year and FY-End Option/Sar Values."

(2) Includes: (i) for 1995, an automobile allowance of $8,594.28, (ii) for 1994, commissions of $11,089.52 and an automobile allowance of $8,594.28, and (iii) for 1993, commissions of $25,642.75, and an automobile allowance of $8,628.

(3) Mr. Herbert Kurinsky was the beneficial owner of 21,518 shares of the Corporation's Common Stock as of December 31, 1995, which shares had a market value of approximately $18,828 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

(4)      Includes: commissions of $39,409.36, $16,771.87 and $28,670.93 for the years ended December 31, 1995, 1994 and 1993, respectively. Does not include the value of an automobile purchased by the Corporation for the exclusive use by Mr. William Kurinsky, with an annualized lease value of $5,100 as provided by the IRS.

(5) Mr. William Kurinsky was the beneficial owner of 1,051,171 shares of the Corporation's Common Stock as of December 31, 1995, which shares had a market value of approximately $919,775 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

(6) Includes: (i) commissions of $2,045.00 and an automobile allowance of $4,320 for 1995; and (ii) commissions of $19,624.36 and an automobile allowance of $4,200 for 1994.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table contains information with respect to the named executive officers concerning options held as of the year ended December 31, 1995.

                                INDIVIDUAL GRANTS

                           Number of               % of Total
                           Underlying              Granted to              Exercise or
                           Options/SARs            Employees in            Base Price
          Name             Granted(#)              Fiscal Year             ($Sh)                Expiration Date

Herbert Kurinsky           200,000                          24%                  $  0.75        11/05/00
William J. Kurinsky        200,000                          24%                  $0.8325        11/05/00
Brian M. Cohen               5,000                          .6%                  $  0.75        12/14/00




               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                    Value of
                                                                                    Unexercised In-the-
                                                          Number of                 money Options at
                           Shares                         Unexercised Options       December 31,
                           Acquired         Value         as of December 31,        1995(1)
          Name             on Exercise      Realized      1995

Herbert Kurinsky                  -            -          Exercisable/Unexercisable     Exercisable/Unexercisable
William J. Kurinsky               -            -          440,000 /0                    $93,000 /$0
Brian M. Cohen                    -            -          440,000 /0                    $64,500 /$0
                                                          100,000 /0                    $26,125 /$0


(1) Based upon the closing bid price of the Corporation's Common Stock on December 29, 1995 ($.875 per share), less the exercise price for the aggregate number of shares subject to the options.

EMPLOYMENT CONTRACTS

         In January 1996, the Corporation entered into new three-year employment contracts with Herbert Kurinsky as President and William J. Kurinsky as Executive Vice President. The contracts provide for base salaries of $175,000 for the first year of the agreement for each officer, increasing in each case at the rate of 10% per year. Each officer is also entitled to receive a portion of a bonus pool consisting of 10% of the pre-tax profits of the Corporation, to be determined by the executive management (e.g. Herbert Kurinsky and William J. Kurinsky). The bonus pool requires a minimum of $500,000 pretax profit per year in order to become effective. Each officer is also entitled to receive commissions at the same rate as paid to other non-affiliate registered representatives of the Corporation and are also entitled to purchase up to 20% of all underwriters and/or placement agent warrants or options which are granted to FMSC upon the same price, terms and conditions afforded to FMSC acting as the underwriter or placement agent. Each officer is to be furnished, during the term of his agreement, with health insurance benefits and life insurance as generally made available to regular full-time employees of the Corporation, and reimbursement for expenses incurred on behalf of the Corporation and the use of an automobile or, in the alternative, an automobile allowance. Each agreement provides for severance benefits equal to three times the previous year's salary in the event the officer is terminated or his duties significantly change after a change in management of the Corporation, as defined in the agreement.

INCENTIVE STOCK OPTION PLAN

         In September 1992, the Corporation adopted the 1992 Incentive Stock Option Plan (the "1992 Plan"). The 1992 Plan provides for the grant of options to purchase up to 2,000,000 shares of the Corporation's Common Stock and is intended for employees, including executive officers, registered representatives and consultants of the Corporation. The Board of Directors of the Corporation has unanimously approved, and recommends shareholder approval of, an amendment to the 1992 Plan, to increase the number of shares issuable under the 1992 Plan to 3,500,000. A discussion of the proposed amendment is set forth below the heading "Proposed Amendment of the 1992 Plan."

         As of May 30, 1996, options to purchase a total of 1,961,000 shares of the Corporation's Common Stock have been issued under the 1992 Plan. Under the terms of the 1992 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended, or options which do not so qualify ("Non-ISOs").

         The 1992 Plan may be administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. At present, the 1992 Plan is administered by the Compensation Committee. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Board or Committee has full authority to interpret the 1992 Plan and to establish and amend rules and regulations relating thereto.

         Under the 1992 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the 1992 Plan) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which become exercisable in any calendar year may not exceed $100,000.

         The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option. Unless sooner terminated, the 1992 Plan will expire in 2002.

NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

         In September 1992, the Corporation adopted the Non-Executive Director Stock Option Plan (the "Director Plan"). The Director Plan provides for issuance of a maximum of 1,000,000 shares of Common Stock upon the exercise of stock options granted under the Director Plan. As of May 30, 1996, options to purchase a total of 180,000 shares of the Corporation's Common Stock have been issued under the Director Plan. Options may be granted under the Director Plan until the year 2002 to (i) non-executive directors as defined and (ii) members of any advisory board established by the Corporation who are not full time employees of the Corporation or any of its subsidiaries. The Board of Directors of the Corporation has unanimously approved, and recommends shareholder approval of, an amendment to the Director Plan to eliminate non-discretionary stock option grants to members of any advisory board established by the Corporation. A discussion of the proposed amendment is set forth below the heading "Proposed Amendment of the Director Plan."

         The Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares each August 1st, provided such person has served as a director for the 12 months immediately prior to such August 1st. Similarly, each eligible director of an advisory board will receive on each August 1st an option to purchase 10,000 shares of the Corporation's Common Stock each August 1st providing such person has served as a director of the advisory board for the previous 12 month period.

         The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Director Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Corporation or by a combination of each. The term of each option commences on the date it is granted and, unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. Options granted under the Director Plan are not qualified for incentive stock option treatment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For information concerning the terms of the employment agreements entered into between the Corporation and Messrs. Herbert Kurinsky and William J. Kurinsky, see "Executive Compensation".

                     II. PROPOSED AMENDMENT OF THE 1992 PLAN

         The Board of Directors has unanimously approved, and recommends shareholder approval of, an amendment to the 1992 Plan to increase the number of shares of Common Stock under the 1992 Plan from 2,000,000 shares to 3,500,000. Options issued prior to adoption of the proposed amendment will not be affected by the amendment.

         With 1,961,000 options outstanding against 2,000,000 shares reserved for issuance under the 1992 Plan, the Corporation desires to increase the number of shares reserved for issuance under the 1992 Plan to attract and retain motivated employees. The Corporation believes that awards granted under the 1992 Plan have a positive effect on the Corporation's profits and growth potential by encouraging and assisting those persons to acquire equity in the Corporation and thereby align their long term interest with that of the Corporation. To date, the Corporation has awarded 980,000 options to executive officers in recognition of their contributions to the Corporation and another 981,000 options to persons other than executive officers. Frequently, these awards are granted as bonuses for significant contributions to the Corporation's business and as an inducement for high-producing registered representatives to join the Corporation. The Corporation intends to continue this policy upon the approval of the proposed amendment by the shareholders of the Corporation.

         For a more complete discussion of the 1992 Plan, reference is made to the section under the heading "Incentive Stock Option Plan". A complete copy of the 1992 Plan, containing the proposed amendment, is annexed hereto as Appendix A.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of the proposed amendment to the 1992 Plan.

         THE BOARD OF DIRECTORS DEEMS THE PROPOSED AMENDMENT TO THE 1992 PLAN TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                  III. PROPOSED AMENDMENT OF THE DIRECTOR PLAN

         The Board of Directors of the Corporation has unanimously approved, and recommends shareholder approval of, an amendment to the Director Plan to eliminate non-discretionary stock option grants to members of any advisory board established by the Corporation. No options have been issued to any advisors to date. The Corporation is proposing this amendment because it desires increased flexibility in the amount and type of compensation awarded to advisors. Qualifying advisors will continue to be eligible for option awards under the 1992 Plan as consultants to the Corporation.

         For a more complete discussion of the Director Plan, reference is made to the section under the heading "Non-Executive Director Stock Option Plan." A complete copy of the Director Plan, containing the proposed amendment, is annexed hereto as Appendix B.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of the proposed amendment to the Director Plan.

         THE BOARD OF DIRECTORS DEEMS THE PROPOSED AMENDMENT TO THE DIRECTOR PLAN TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                          IV. PROPOSED ADOPTION OF THE
               1996 SENIOR MANAGEMENT INCENTIVE STOCK OPTION PLAN

         The Board of Directors of the Corporation has adopted an equity-based incentive plan for its senior manager employees, the 1996 Senior Management Incentive Plan (the "1996 Senior Management Plan"), and recommends it for shareholder approval. Only senior managers of the Corporation are eligible to participate in the 1996 Senior Management Plan. The Board of Directors believes that equity-based incentive compensation plays a critical role in retaining and attracting motivated senior managers. The 1996 Senior Management Plan provides for the issuance of up to 2,000,000 shares of the Corporation's Common Stock in connection with the issuance of stock options and other stock purchase rights to senior managers rendering services to the Corporation. A copy of the 1996 Senior Management Plan is set forth as Appendix C annexed hereto and the description of the 1996 Senior Management Plan in this Proxy Statement is qualified in its entirety by reference to Appendix C.

         The 1996 Senior Management Plan is intended to attract and retain key personnel whose performance is expected to have a positive effect on the Corporation's profits and growth potential by encouraging and assisting those persons to acquire equity in the Corporation.

         Directors who are not otherwise employed by the Corporation and non-senior manager employees will not be eligible for participation in the 1996 Senior Management Plan.

SUMMARY OF 1996 SENIOR MANAGEMENT PLAN

         The 1996 Senior Management Plan provides for the issuance of up to 2,000,000 shares of the Corporation's Common Stock upon the exercise of options and other stock purchase rights granted to senior managers of the Corporation. The Plan provides for four types of awards: stock options, incentive stock rights, stock appreciation rights and restricted stock purchase agreements (collectively, the "Awards"), all as described below.

         The purpose of the 1996 Senior Management Plan is to promote the interests of the Corporation and its shareholders by strengthening the ability of the Corporation to attract and retain senior managers by furnishing suitable recognition of their ability to contribute to the success of the Corporation and to align their interests and efforts with the long term interest of the Corporation. The 1996 Senior Management Plan succeeds the Corporation's 1992 Plan with respect to the Corporation's senior managers. Unless sooner terminated, the 1996 Senior Management Plan will expire on June 28, 2006 and Awards may be granted at any time or from time to time through such date.

         The 1996 Senior Management Plan will be administered by the Board of Directors or by a Committee designated by the Board of Directors (the "1996 Senior Management Plan Administrator"). The Board of Directors of the Corporation has designated the Compensation Committee as the administrator of the 1996 Senior Management Plan. The 1996 Senior Management Plan Administrator has the discretion to determine the eligible senior managers to whom Awards will be granted; the type and the prices at which Awards will be granted; the periods during which each Award will be granted; and the number of shares subject to each Award. The 1996 Senior Management Plan Administrator shall have full authority to interpret the plan and to establish and amend rules and regulations relating thereto.

         Except as described below, the 1996 Senior Management Plan Administrator may from time to time amend the 1996 Senior Management Plan as it deems proper and in the best interests of the Corporation without further approval of the shareholders.

         The Board of Directors and the 1996 Senior Management Plan Administrator may not amend certain features of the 1996 Senior Management Plan without the approval of the Corporation's shareholders to the extent such approval is required for compliance with Section 422 of the Code with respect to ISO's, Section 162(m) of the Code with respect to Non-ISO's or Rule 16b-3 promulgated under Section 16 of the Exchange Act with respect to Awards made to individuals subject to Section 16 of the Exchange Act. Such amendments would include: (a) increasing the maximum number of shares of Common Stock that may be issued under the 1996 Senior Management Plan; (b) extending the duration of the 1996 Senior Management Plan; (c) modifying the requirements as to eligibility for participation in the 1996 Senior Management

Plan; or (d) otherwise increasing the benefits accruing to participants under the 1996 Senior Management Plan.

         Each of the types of Awards that may be granted under the 1996 Senior Management Plan is discussed below.

         Stock Options. Under the terms of the 1996 Senior Management Plan, options granted thereunder will be designated as options which qualify for incentive stock option treatment ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify ("Non-ISO's").

         Under the 1996 Senior Management Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent Shareholder such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may not be less than 85% of such fair market value. The aggregate fair market value of shares subject to an option designated as an ISO for which any participant may be granted such an option in any calendar year, shall not exceed $100,000 plus any unused carryovers (as defined in Section 422 of the Code) from a prior year. The "fair market value" will be the price of the Corporation's Common Stock, the low bid as reported by the National Quotation Bureau, Inc., or a market maker of the Corporation's Common Stock, or if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith.

         Options may be granted under the 1996 Senior Management Plan for such periods as determined by the 1996 Senior Management Plan Administrator; provided however that no option designated as an ISO granted under the 1996 Senior Management Plan shall be exercisable over a period in excess of ten years, or in the case of a ten percent Shareholder, five years. Options may be exercised in whole at any time or in part from time to time. Options are not transferable except to the estate of an option holder; provided, however, in the case of a Non-ISO, and subject to Rule 16b-3 promulgated under Section 16 of the Exchange Act and prevailing interpretations thereunder by the Staff of the Securities and Exchange Commission, a recipient of a Non-ISO may, with the consent of the 1996 Senior Management Plan Administrator, designate a named beneficiary of the Non-ISO in the event of the death of such recipient, or assign such Non-ISO.

         Incentive Stock Rights. Incentive stock rights consist of incentive stock units which give the holder the right to receive, without payment of cash or property to the Corporation, shares of Common Stock. Each unit is equivalent to one share of Common Stock and will be issued in consideration for services performed for the Corporation. If the services of the senior manager with the Corporation terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the senior manager or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

         Stock Appreciation Rights ("SARs"). SARs may be granted to recipients of options under the 1996 Senior Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator (as defined in the Plan) determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following events: (i) the approval of the shareholders of the Corporation of a consolidation or merger in which the Corporation is not the surviving corporation, the sale of all or substantially all the assets of the Corporation, or the liquidation or dissolution of the Corporation; (ii) the commencement of a tender or exchange offer for the Corporation's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation) of securities of the Corporation representing 25% or more of the voting power of the Corporation's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office.

         The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

         Restricted Stock Purchase Agreements. Restricted stock purchase agreements provide for the sale by the Corporation of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which time the purchaser must continue employment with the Corporation to retain the shares.

         Upon expiration of the applicable restricted period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Corporation. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

         Certain Federal Tax Consequences. The following discussion summarizes the material federal income tax consequences of participation in the 1996 Senior Management Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular senior manager. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local or foreign consequences.

         ISOs. An optionee will not recognize any income upon either grant or exercise of an ISO, although the exercise may subject the optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time of exercise over the purchase price of the shares is included in income for purposes of the alternative minimum tax. The treatment of any gain realized upon sale or other disposition of the Corporation's Common Stock received upon exercise of an ISO will depend on the holding period. If the optionee does not dispose of the stock received within either one year after exercise of the ISO or two years after grant, any gain realized upon disposition will be characterized as long-term capital gain. If the optionee disposes of his or her shares within either one year after exercise of the ISO or two years after grant, such disposition will be a disqualifying disposition. In the case of a disqualifying disposition, the portion of the gain realized on disposition equal to the excess of the fair market value of the shares at the time the ISO was exercised over the option price will be ordinary income taxable as compensation in the year of disposition. The balance, if any, of the gain will be capital gain.

         If the optionee sells the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised, the optionee's ordinary income will be limited to the excess of the amount realized upon the disposition over the adjusted basis in the shares.

         In the event of a disqualifying disposition in which ordinary income is realized by the optionee, the Corporation will only withhold income taxes from the optionee's compensation with respect to that ordinary income element if the optionee elects to have withholding imposed.

         The Corporation is entitled to a deduction with respect to an ISO only in the taxable year of the Corporation in which a disqualifying disposition occurs. In that event, the deduction would be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

         Non-ISOs. An optionee will not recognize any income upon either grant or vesting of a Non-ISO. Upon exercise of any part of a Non-ISO, the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the then fair market value of the shares acquired. The Corporation must withhold taxes from the optionee's compensation with respect to the ordinary income recognized by the optionee upon exercise.

         In general, upon a subsequent disposition of the shares, the optionee's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the optionee's income at the time of exercise. Any gain recognized on such disposition would generally be taxed as long-term or short-term capital gain depending on the length of time the optionee is deemed to have held these shares and the holding period in effect at the time. The Corporation generally will be entitled to a deduction for federal income tax purposes upon exercise of a Non-ISO in an amount equal to the ordinary income recognized by the optionee, provided that the deduction is not otherwise disallowed under the Code.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of adoption of the 1996 Senior Management Plan.

         THE BOARD OF DIRECTORS DEEMS ADOPTION OF THE 1996 SENIOR MANAGEMENT PLAN TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS, WHICH EXHIBITS SHALL BE FURNISHED TO SHAREHOLDERS, IF REQUESTED, UPON PAYMENT TO THE CORPORATION OF REASONABLE EXPENSES INCLUDING PHOTOCOPYING AND MAILING EXPENSES, TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO WILLIAM J. KURINSKY, SECRETARY, FIRST MONTAUK FINANCIAL CORP., 328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701. Each such request must set forth a good faith representation that as of May 24, 1996 the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 1996 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

         As of the date of this proxy statement, the foregoing is the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Corporation's 1997 Annual Meeting of Shareholders must be received by the Corporation on or prior to January 31, 1997 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1997 Annual Meeting of Shareholders.

                                       By Order of the Board of Directors

                                       WILLIAM J. KURINSKY, Secretary

Dated:   May 30, 1996

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

APPENDIX A

                              AMENDED AND RESTATED
                        1992 INCENTIVE STOCK OPTION PLAN
                                       OF
                          FIRST MONTAUK FINANCIAL CORP.

                          RESTATED AS OF JUNE 28, 1996

l.      PURPOSE OF THE PLAN

        The purpose of the 1992 Incentive Stock Option Plan (the "Plan") of First Montauk Financial Corp. (the "Company") is to provide an incentive to employees, consultants and registered representatives whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through the issuance of stock options to purchase shares of Common Stock, no par value per share, of the Company ("Common Stock") (such options are sometimes referred to herein as "Awards"). Stock options may be granted under the Plan which qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of l986, as it may be hereafter amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs."

2.      ELIGIBILITY

        Awards may be made or granted to employees, consultants and registered representatives of the Company or its Subsidiaries, who are deemed to have the potential to have a significant effect on the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "employees" shall include officers of the Company or of a Subsidiary. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Plan. Consultants and registered representatives who are not employees of the Company or a subsidiary are not eligible to receive options which qualify as ISO's. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than l0% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee if at the time such ISO is granted the option price is at least one hundred ten percent (ll0%) of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five (5) years from the date such option is granted. The terms "Subsidiary" and "Parent") as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to personnel who hold or have held options or shares under the Plan or any other plans of the Company.

3.      STOCK SUBJECT TO THE PLAN

        The shares that may be issued upon exercise of options under the Plan shall not exceed in the aggregate 3,500,000 shares of the Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 7 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Company and reserved for issuance under the Plan. If a stock option for any reason expires or is terminated without having been exercised in full, those shares relating to an unexercised stock option shall again become available for grant and/or sale under the Plan.

4.      ADMINISTRATION

        (a) Procedure. The Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors, if one is appointed for this purpose (the "Committee"). Committee members shall serve for such term as the Board of Directors may in each case determine, and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for awards or have been granted awards may not vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan.

        (b) Powers of the Board or Committee. As used herein, except as the Committee's powers are specifically limited in Sections 4, 5, 15 and 16 hereof, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Plan. Subject to the provisions of the Plan, the Board of Directors shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable upon exercise of each stock option; (iv) to construe and interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an Award under the Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such Award shall, in the event the Board of Directors at the time such award is granted is not deemed to satisfy the requirement of Rule l6b-3(c)(2) promulgated under the Securities Exchange Act of l934, as amended (the "Exchange Act"), be subject to the approval of an auxiliary committee consisting of not less than two persons all of whom qualify as "disinterested persons" within the meaning of Rule l6b-3(c)(2) promulgated under the Exchange Act. In the event the Board of Directors deems it impractical to form a committee of disinterested persons, the Board of Directors is authorized to approve any award under the Plan.

5.  DURATION OF THE PLAN

        The Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company, and upon the approvals, if required, of any other public authorities. The Plan shall remain in effect for a term of ten (l0) years from the date of adoption by the Board unless sooner terminated under
Section 15 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Plan pursuant to Section 15 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Plan had not been amended or terminated.

6. OPTIONS

        Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

        (a) Option Price; Number of Shares. The option price,which shall be approved by the Board of Directors, shall in no event be less than one hundred percent (l00%) in the case of ISOs, and eighty-five percent (85%) in the case of other options, of the fair market value of the Company's Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid prices for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

        The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during ay calendar year shall not exceed $l00,000 under all plans of the employer corporation or its Parent or Subsidiaries.

        (b) Waiting Period and Exercise Dates. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised, if not immediately exercisable, is referred to herein as the "waiting period. ") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (l) year nor more than ten (l0) years from the date of grant. (Any of such periods is referred to herein as the "exercise period.")

        (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in cash or by certified check or, in the discretion of the Board of Directors, as set forth in the stock option agreement (i) in a combination of cash and a promissory note,
(ii) through the delivery of shares of Common Stock, or (iii) in a combination of the methods described above. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

        (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee of the Company or of any Subsidiary for any reason other than permanent disability (as determined by the Board of Directors) and death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee of the Company or of any Subsidiary, any option granted to such employee shall be exercisable for twelve (l2) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee of the Company or any Subsidiary, or during the twelve (l2) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one
(l) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Board of Directors shall provide otherwise, in the event an option holder ceases to be an employee of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

         (e) Other Provisions. Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

7. RECAPITALIZATION

         In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option theretofore granted or issued shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

8. ACCELERATION

         (a) Notwithstanding any contrary waiting period in any stock option agreement issued pursuant to the Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

         (b) For purposes of this Section 8:

                  (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                  (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections l3(d)(3) and l4(d)(2) of the Exchange Act, corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule l3d-3 in the case of rights to acquire the Company's securities).

         (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

9. CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

         (a) Nothing in the Plan or any Award made hereunder shall interfere with or limit in any way, the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.

         (b) For purposes of the Plan, a transfer of a recipient of options hereunder from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive, waiting or exercise period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options or restricted shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

l0.   GENERAL RESTRICTION

         Each Award made under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

l1.   RIGHTS AS A STOCKHOLDER

         The holder of a stock option shall have no rights as a stockholder with respect to any shares covered by the stock option, until the date of issuance of a stock certificate to him for such shares related to the exercise thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

l2.   NONASSIGNABILITY OF AWARDS

         No stock option shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and during the lifetime of an Eligible Participant may only be exercised by him.

l3.   WITHHOLDING TAXES

         Whenever under the Plan shares are to be issued in satisfaction of stock options granted hereunder, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Company may determine that such taxes are due. Whenever under the Plan payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

l4. NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board of Directors nor any provision of the Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Board of Directors (but not the Committee) may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any recipient of a stock option under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

         (a) except as is provided in Section 7 of the Plan, increase the total number of shares of stock reserved for the purposes of the Plan; or

         (b) extend the duration of the Plan; or

         (c) materially increase the benefits accruing to participants under the Plan; or

         (d) change the category of persons who can be Eligible Participants under the Plan. Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Company, without the consent of the respective recipients, to issue new options in exchange for the surrender and cancellation of any or all outstanding options.

16. LIMITATIONS ON EXERCISE.

         Notwithstanding anything to the contrary contained in the Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock received by the holder from the Company.

17. GOVERNING LAW

         The Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

APPENDIX B

                             NON-EXECUTIVE DIRECTOR
                              STOCK OPTION PLAN OF
                          FIRST MONTAUK FINANCIAL CORP.

                           AMENDED AND RESTATED AS OF
                                  JUNE 28, 1996

l.   PURPOSE

     The purpose of the Non-Executive Director Stock Option Plan (the "Director Plan") is to provide a means by which each director of First Montauk Financial Corp. (the "Company") who is not otherwise a full time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") will be given an opportunity to purchase Common Stock, no par value per share, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   ADMINISTRATION

     (a) The Director Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") which shall at all times consist of not less than two (2) officers or directors of the Company or other individuals who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

     (b) Grant of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.   SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Section l0 hereof, the shares that may be acquired pursuant to options granted under the Director Plan ("Options") shall not exceed in the aggregate 1,000,000 shares of the Company's Common Stock.

         The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4.   ELIGIBILITY

         Options shall be granted only to Non-Executive Directors serving on the Board of Directors of the Company.

5.   NON-DISCRETIONARY GRANTS

         (a) Commencing on August l, l992, an Option to purchase 20,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director and on August l of each year, provided such individual has continually served as a Non-Executive Director for the twelve month period immediately preceding the date of grant.

         (b) Notwithstanding the foregoing, in no event will the grant amount, that is, the amount determined by multiplying the number of shares with respect to which Options have been granted by the Fair Market Value (as defined in Subsection 6(b) below) of the Company's Common Stock on the date of grant, exceed $100,000 with respect to an annual grant to a Non-Executive Director. To the extent the grant amount exceeds the foregoing limitations, the number of shares subject to the Option to be granted to the Non-Executive Director will be reduced accordingly.

6.   OPTION PROVISIONS

         Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

                  (a) The term of each Option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five years from the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director or Advisor of the Company terminates for any reason or for no reason. In the event of such termination of service, the Option shall terminate for Non-Executive Directors, on the earlier of the Expiration Date or the date seven (7) months following the date of termination of service as a director. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Executive Director only as to that number of shares as to which it was exercisable on the date of termination of such service, in accordance with the provisions of Subsection 6(e) of the Director Plan.

         (b) The exercise price of each option shall be one hundred percent (l00%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

         (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash at the time of exercise; or

                  (ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

                  (iii) Payment by a combination of the methods of payment specified in Subsections 6(c)(i) and 6(c)(ii) above.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

                  (e) All options granted under the Director Plan shall be non-qualified stock options, which do not qualify as incentive stock options within the meaning of Section 422, or any successor section, of the Internal Revenue Code of l986, as amended.

7. RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR

         Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director at any time, with or without cause.

8. NONALIENATION OF BENEFITS

         No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to non-discretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

l0. TERMINATION AND AMENDMENT

         Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after May, 2002. The Board may at any time, but not more than once every six months except to comply with changes in the Internal Revenue Code, amend, alter, suspend or terminate the Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 9 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may, without the consent of the Non-Executive Director to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

l1.  EFFECTIVENESS OF THE PLAN

     The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

l2.  GOVERNMENT AND OTHER REGULATIONS

     The obligation of the Company with respect to options shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of l933, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

l3.  GOVERNING LAW

     The Director Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

APPENDIX C

                    1996 SENIOR MANAGEMENT INCENTIVE PLAN OF
                          FIRST MONTAUK FINANCIAL CORP.

l.       PURPOSE OF THE PLAN

         The purpose of the 1996 Senior Management Incentive Plan (the "Management Plan") of First Montauk Financial Corp. (the "Company") is to provide an incentive to key management employees whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through the issuance of (i) incentive stock rights, (ii) stock options, (iii) stock appreciation rights;
(iv) limited stock appreciation rights and (v) shares of Common Stock, no par value per share, of the Company ("Common Stock") subject to restrictions on disposition ("restricted shares") (collectively, such options, rights and restricted shares are referred to herein as "Awards"). Stock options may be granted under the Management Plan which qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of l986, as amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs."

2.       ELIGIBILITY

         Awards may be made or granted to key management employees of the Company or its Subsidiaries who are deemed to have the potential to have a significant effect on the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "management employees" shall include executive officers of the Company or of a Subsidiary. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Management Plan. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than l0% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee if at the time such ISO is granted the option price is at least one hundred ten percent (ll0%) of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five (5) years from the date such option is granted. The terms "Subsidiary" and "Parent" as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to executive personnel who hold or have held options, rights or shares under the Management Plan or any other plans of the Company.

3.       STOCK SUBJECT TO THE PLAN

         The shares that may be issued upon exercise of options and rights and which may be issued as restricted shares under the Management Plan shall not exceed in the aggregate 2,000,000 shares of the Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section l2 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Company and reserved for issuance under the Management Plan. If a stock option or incentive stock right for any reason expires or is terminated without having been exercised in full, or if shares restricted are repurchased by the Company in accordance with the terms thereof, those shares relating to an unexercised stock option or incentive stock rights or shares which have been repurchased shall again become available for grant and/or sale under the Management Plan.

4.       AWARDS UNDER THE PLAN

         Awards under the Management Plan may be of five types. They are:
"incentive stock rights," "stock options," "stock appreciation rights", "limited stock appreciation rights" and "restricted shares. " "Incentive Stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash or property to the Company, shares of Common Stock, subject to the terms, conditions and restrictions described in Section 7 hereof. An option, including an ISO, is a right to purchase Common Stock in accordance with Section 8 hereof. A "stock appreciation right" is a right given to the holder of a stock option to receive, upon surrender of all or a portion of his stock option without payment of cash or property to the Company, a number of shares of Common Stock and/or cash determined pursuant to a formula in accordance with Section 9 hereof. A "limited stock appreciation right" is a right given to a holder of a stock option to receive, upon the occurrence of certain events generally constituting a change in control of the Company, a number of shares of Common Stock and/or cash upon surrender of all or a portion of his stock option without the payment of cash or property to the Company, in accordance with Section l0 hereof. "Restricted shares" are shares of Common Stock which, following issuance, are nontransferable and subject to substantial risk of forfeiture until specific conditions based on continuing employment or achievement of preestablished performance objectives are met, in accordance with Section ll hereof. All references to "cash" herein shall mean "cash or certified check."

5.       ADMINISTRATION

         (a) Procedure. The Management Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors, if one is appointed for this purpose (the "Committee"). Committee members shall serve for such term as the Board of Directors may in each case determine, and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for awards or have been granted awards may not vote on any matters affecting the administration of the Management Plan or the grant of any Award pursuant to the Management Plan.

         (b) Powers of the Board or Committee. As used herein, except as the Committee's powers are specifically limited in Sections 5, 6, 20 and 2l hereof, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Management Plan. Subject to the provisions of the Management Plan, the Board of Directors shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable upon exercise of each stock option or right or sold pursuant to restricted stock purchase agreements; (iv) to construe and interpret the Management Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Management Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Management Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an Award under the Management Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such Award shall, in the event the Board of Directors at the time such award is granted is not deemed to satisfy the requirement of Rule l6(b)-3(b)(2)(i) or (ii) promulgated under the Securities Exchange Act of l934, as amended (the "Exchange Act"), be subject to the approval of an auxiliary committee consisting of not less than three persons all of whom qualify as "disinterested persons" within the meaning of Rule l6(b)-3(d)(3) promulgated under the Exchange Act. In the event the Board of Directors deems it impractical to form a committee of disinterested persons, the Board of Directors is authorized to approve any award under the Management Plan.

6.  DURATION OF THE PLAN

         The Management Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company, and upon the approvals, if required, of any other public authorities. The Management Plan shall remain in effect for a term of ten (l0) years from the date of adoption by the Board unless sooner terminated under Section 20 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Management Plan pursuant to Section 20 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Management Plan had not been amended or terminated.

7.  INCENTIVE STOCK RIGHTS

         The Board of Directors, in its discretion, may grant to Eligible Participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be granted pursuant to incentive stock rights agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time and shall include substantially the following terms and conditions as determined by the Board of Directors:

         (a) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock. Each incentive stock unit shall entitle the holder thereof to receive, without payment of cash or property to the Company, one share of Common Stock in consideration for services performed for the Company or any Subsidiary by the Eligible Participant, subject to the lapse of the incentive periods (as hereinafter defined).

         (b) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods, and in such manner, as shall be fixed in the discretion of the Board of Directors at the time of grant of such incentive stock rights. (Such period or periods so fixed is or are herein referred to as an "incentive period"). To the extent the holder of incentive stock rights receives shares of Common Stock on the lapse of an incentive period, an equivalent number of incentive stock units subject to such rights shall be deemed to have been discharged.

         (c) Termination by Reason of Death or Disability. In the event that the recipient of incentive stock rights ceases to be employed by the Company or any of its Subsidiaries during an incentive period due to death or permanent disability (as determined by the Board of Directors), the holder of incentive stock rights or, in the case of the death of the holder, the personal representatives, heirs or legatees of such holder, shall be entitled to receive a number of shares equal to an amount determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant and the date such incentive period for such units would, but for such termination, have lapsed. For purposes of this Subsection 7(c), this shall constitute a lapse of the incentive period with respect to the number of incentive stock units equal to the number of shares issued. Units upon which the incentive period do not lapse pursuant to the foregoing sentence shall terminate and be null and void on the date on which the recipient ceases to be employed by the Company or any of its Subsidiaries.

         (d) Termination for Any Other Reason. In the event that the employment by the Company of the recipient to whom incentive stock rights have been issued under the Management Plan terminates for any reason (including dismissal by the Company with or without cause), other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate and be null and void on termination of the relationship.

         (e) Issuance of Shares. Upon the lapse of an incentive period, the Company shall deliver to the holder of the related incentive stock unit a certificate or certificates representing the number of shares of Common Stock equal to the number of incentive stock units with respect to which an incentive period has lapsed. The Company shall pay all applicable transfer or issue taxes.

8. OPTIONS

         Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

         (a) Option Price; Number of Shares. The option price, which shall be approved by the Board of Directors, shall in no event be less than one hundred percent (l00%) in the case of ISOs, and eighty-five percent (85%) in the case of other options, of the fair market value of the Company's Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Management Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid prices for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

         The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Management Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $l00,000 under all plans of the Company or of Subsidiaries.

         (b) Waiting Period and Exercise Dates. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "waiting period. ") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (l) year nor, for an ISO, more than ten (l0) years from the date of grant or, for a non-ISO, for more than thirteen (l3) years from the date of grant. (Any of such periods is referred to herein as the "exercise period.")

         (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in cash or by certified check or, in the discretion of the Board of Directors, as set forth in the stock option agreement (i) in a combination of cash and a promissory note,
(ii) through the delivery of shares of Common Stock, or (iii) in a combination of the methods described above. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

         (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee of the Company or of any Subsidiary for any reason other than permanent disability (as determined by the Board of Directors) and death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period; provided, however, that, if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee of the Company or of any Subsidiary, any option granted to such employee shall be exercisable for twelve (l2) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee of the Company or any Subsidiary, or during the twelve (l2) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one
(l) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Board of Directors shall provide otherwise, in the event an option holder ceases to be an employee of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

         (e) Other Provisions. Each option granted under the Management Plan may contain such other terms, provisions, and conditions not inconsistent with the Management Plan as may be determined by the Board of Directors.

9.  STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, stock appreciation rights to the holder of any stock option under the Management Plan. Such rights shall be granted pursuant to a stock appreciation rights agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board of Directors shall determine:

         (a) Grant. Each right shall relate to a specific option granted under the Management Plan and shall be granted to the option holder either concurrently with the grant of such option, or at such later time as determined by the Board of Directors.

         (b) Exercise. A stock appreciation right shall entitle an option holder to receive, without payment of cash or property to the Company, a number of shares of Common Stock, cash, or a combination thereof in the amount determined pursuant to Subsection 9(c) below. The Board of Directors shall determine whether such payment shall be made in Common Stock, cash, or a combination thereof. Unless otherwise determined by the Board of Directors, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b) hereof. An option holder wishing to exercise a right in accordance with this Subsection 9(b) shall give written notice of such exercise to the Company, which notice shall state that the holder of the right elects to exercise the right and the number of shares in respect of which the right is being exercised. The effective date of exercise of a right shall be the date on which the Company shall have received such notice. Upon receipt of such notice, the Company shall: (i) deliver to the option holder or other person entitled to exercise the right, a certificate or certificates representing such shares; and/or (ii) pay cash. The Company shall pay all applicable transfer or issue taxes. Notwithstanding the provisions of this section, no stock appreciation right may be exercised within a period of six months on the date of grant of such stock appreciation right and no stock appreciation right granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO.

         (c) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a stock appreciation right shall be determined by dividing (i) that portion, as elected by the option holder, of the total number of shares which the option holder is eligible to purchase pursuant to Subsection 8(b) hereof (and as adjusted pursuant to Section l2 hereof), multiplied by the amount (if any) by which the fair market value (as determined in accordance with Subsection 8(a) hereof) of a share of Common Stock on the exercise date exceeds the option exercise price of the related option; by (ii) the fair market value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock on the exercise of a right, the Board of Directors may elect to pay the cash equivalent of the fair market value on the exercise date of any or all the shares which would otherwise be issuable on exercise of the right. No fractional shares shall be issued under this Subsection 9(c). In lieu of fractional shares, the option holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

         (d) Effect of Exercise. Upon the exercise of stock appreciation rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such stock appreciation rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the stock appreciation rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or any of its Subsidiaries for any reason, his stock appreciation rights shall be exercisable only to the extent and upon the conditions that its related option is exercisable under Subsection 8(d).

l0.   LIMITED STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, limited stock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board shall determine.

         (a) Grants. A Limited Right may be granted concurrently with the grant of the related option or at such later time as determined by the Board of Directors.

         (b) Exercise. Unless otherwise determined by the Board of Directors, a Limited Right may be exercised only during the period (a) beginning on the first day following any one of the following events (i) the date of approval by the stockholders of the Company of an Approved Transaction (as defined in Subsection l0(e) below), (ii) the date of a Control Purchase (as defined in Subsection l0(e) below) or (iii) the date of a Board Change (as defined in Subsection l0(e) below); and (b) ending on the thirtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable, and in no event after the termination of the related option. Limited Rights granted under the Management Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Company shall have received such notice.

         (c) Amount Paid Upon Exercise.   Upon the exercise of Limited
Rights, the holder shall receive in cash an amount equal to the excess of the fair market value (as determined pursuant to

Subsection 8(a) above) on the date of exercise of such Limited Rights of each share of Common Stock with respect to which such Limited Right shall have been exercised over the exercise price per share of Common Stock subject to the related option.

         (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e) Definitions. For purposes of this Section l0:

                  (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                  (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections l3(d)(3) and l4(d)(2) of the Exchange Act, corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule l3d-3 in the case of rights to acquire the Company's securities).

                  (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

ll.   RESTRICTED SHARES

         The Board of Directors may authorize, in its discretion, the issuance of restricted shares of Common Stock to Eligible Participants pursuant to restricted share agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time. Any amount of restricted shares issued shall be subject to the following terms:

         (a) Restricted Period and Price. The Board of Directors shall prescribe restrictions, terms and conditions, including but not limited to the period ("restricted period") during which the holder must continue to render services to the Company in order to retain the restricted shares, in addition to those provided in the Management Plan. The Board shall determine the price, if any, to be paid by the holder for the restricted shares. Upon forfeiture of any restricted shares; any amount paid by the holder shall be repaid in full by the Company.

         (b) Issuance of Restricted Shares. Restricted shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such restricted shares shall have been awarded. During the restricted period, certificates representing the restricted shares and any securities constituting retained distributions (as defined below in Subsection ll(c)) shall bear a restrictive legend to the effect that ownership of the restricted shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Management Plan and the applicable restricted shares agreement. Such certificates shall be deposited by such holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the restricted shares and any retained distributions that shall be forfeited or that shall not become vested in accordance with the Management Plan and the applicable restricted shares agreement.

         (c) Rights With Respect to Restricted Shares. Restricted shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such restricted shares, to receive and retain all regular cash dividends, and such other distributions as the Board may in its sole discretion designate, pay, or distribute on such restricted shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such restricted shares until the restricted period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled;
(ii) the Company will retain custody of the stock certificate or certificates representing the restricted shares during the restricted period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Company will retain custody of all distributions ("retained distributions") made or declared with respect to the restricted shares (and such retained distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted shares) until such time, if ever, as the restricted shares with respect to which such retained distributions shall have been made, paid or declared shall have become vested, and such retained distributions shall not bear interest or be segregated in separate accounts; (iv) the holder may not sell, assign, transfer, pledge, exchange, encumber of dispose of the restricted shares or any retained distributions during the restricted period; and (v) a breach of any restrictions, terms or conditions provided in the Management Plan or established by the Board with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

         (d) Completion of Restricted Period. On the last day of the restricted period with respect to each Award of restricted shares, and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such restricted shares shall become vested and (ii) any retained distributions with respect to such restricted shares shall become vested. Unless the Administrator determines otherwise, any such restricted shares and retained distributions that shall not have become vested upon the termination of employment of the holder shall be forfeited to the Company and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such restricted shares and retained distributions that shall have been so forfeited, provided, however, that if a holder shall die, become totally disabled or is terminated by the Company without cause during a restricted period with respect to any restricted shares, then, unless the restricted share agreement relating to such shares provide otherwise, the restricted period applicable to each award of restricted shares to such holder shall be deemed to have expired and all such restricted shares and retained distributions shall become vested.

l2.   RECAPITALIZATION

         In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions or combinations of shares of Common Stock, the number of shares available under the Management Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option or stock appreciation right, upon distribution pursuant to incentive stock rights theretofore granted or issued pursuant to restricted share agreements theretofore entered into shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

l3. ACCELERATION

         Notwithstanding any contrary waiting period in any stock option agreement, any incentive period in any incentive stock rights agreement or any restricted period with respect to any restricted shares issued pursuant to any restricted shares agreement, or in the Management Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Management Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby, and each share issuable upon lapse of an incentive period or each share issued pursuant to a restricted share agreement, except as otherwise provided in the incentive stock rights agreement or restricted share agreement, as the case may be, shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

l4. CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

         (a) Nothing in the Management Plan or any Award made hereunder shall interfere with or limit in any way, the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.

         (b) For purposes of the Management Plan, a transfer of a recipient of options, rights or restricted shares hereunder from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive, waiting, exercise or restricted period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options or restricted shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

l5. GENERAL RESTRICTION

         Each Award made under the Management Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Management Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

l6. RIGHTS AS A STOCKHOLDER

         The holder of a stock option, incentive stock right or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option, incentive stock right, stock appreciation right or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

l7. NONASSIGNABILITY OF AWARDS

         No incentive stock right, stock option, stock appreciation right or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and during the lifetime of an Eligible Participant may only be exercised by him.

l8. WITHHOLDING TAXES

         Whenever under the Management Plan shares are to be issued in satisfaction of stock options, incentive stock rights, stock appreciation right or limited stock appreciation rights granted thereunder, or pursuant to restricted share agreements, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Company may determine that such taxes are due. Whenever under the Management Plan payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

l9. NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Management Plan by the Board of

Directors nor any provision of the Management Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Management Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Board of Directors (but not the Committee) may at any time amend, alter, suspend or discontinue the Management Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any recipient of a stock option, incentive stock right, limited stock appreciation right or restricted shares under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

         (a) except as is provided in Section l2 of the Management Plan, increase the total number of shares of stock reserved for the purposes of the Management Plan; or

         (b) extend the duration of the Management Plan; or

         (c) materially increase the benefits accruing to participants under the Management Plan; or

         (d) change the category of persons who can be Eligible Participants under the Management Plan.

         Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Company, without the consent of the respective recipients, to issue new options or rights in exchange for the surrender and cancellation of any or all outstanding options or rights.

2l. LIMITATIONS ON EXERCISE.

         Notwithstanding anything to the contrary contained in the Management Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Company.

22. GOVERNING LAW

         The Management Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                         FIRST MONTAUK FINANCIAL CORP.
                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 28, 1996

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Herbert Kurinksy and William J. Kurinksy, and each of them, proxies, with full power of substitution to each, to vote all Common Shares of FIRST MONTAUK FINANCIAL CORP., owned by the undersigned at the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. to be held on June 28, 1996 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

      I. Election of Directors

         / / FOR all nominees listed below (except as marked to the contrary below)

         / / WITHHOLD AUTHORITY to vote for the nominee listed below

              Class 1 Directors to Serve until 1999 Annual Meeting

                   Herbert Kurinksy      William J. Kurinksy

         (INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above.)

      II. Proposal to amend the 1992 Incentive Stock Option Plan

       / / FOR                       / / AGAINST                    / / ABSTAIN

     III. Proposal to amend the Non-Executive Director Stock Option Plan

       / / FOR                       / / AGAINST                    / / ABSTAIN

     IV. Proposal to adopt the 1996 Senior Management Incentive Plan

       / / FOR                       / / AGAINST                    / / ABSTAIN

     and to vote upon any other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 30, 1996, receipt of which is hereby acknowledged.

                  (Continued and to be signed on reverse side)

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                          (continued from other side)
         Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.

         The shares represented by this proxy will be voted (i) FOR the election of two directors, (ii) FOR the proposed amendment to the 1992 Incentive Stock Option Plan, (iii) FOR the proposed amendment to the Non-Executive Director Stock Option Plan and (iv) FOR adoption of the 1996 Senior Management Incentive Plan unless contrary instructions are given.

         Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

                                              Dated:                  , 1996
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                                              (Please date and sign exactly
                                              as name appears at left. For
                                              joint accounts, each joint
                                              owner should sign, executors,
                                              administrators, trustees,
                                              etc., should also so indicate
                                              when signing.)